QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.13

First Amendment

        This is the first amendment to the Promissory Note ("Note") dated September 24, 2001 between RevCare, Inc. ("RevCare") and Russ Mohrmann and Manny Occiano (collectively "Holder") wherein Holder agrees to extend the maturity date of the Note to January 2, 2003.

        All other terms and conditions contained in the original Note remain in full force and effect.

Manny Occiano	Dated
Russ Mohrmann	Dated
RevCare, Inc.
Fred McGee, CFO	Dated

QuickLinks

  Exhibit 10.13
First Amendment